Exhibit 99.1

           IASIS Healthcare Announces Second Quarter Results


    FRANKLIN, Tenn.--(BUSINESS WIRE)--May 2, 2003--IASIS Healthcare(R) Corporation today announced results for the second fiscal quarter and six months ended March 31, 2003.
    Net revenue for the quarter ended March 31, 2003, increased 11.0% to $271.4 million compared with $244.4 million in the same quarter of last year. Earnings before interest expense, gain on sale of assets, minority interests, income taxes, depreciation and amortization, loss on debt extinguishment and cumulative effect of change in accounting principle (EBITDA) for the second quarter increased 7.6% to $41.1 million compared with $38.2 million in the prior year period. Net earnings were $10.9 million for the quarter ended March 31, 2003, compared with net earnings of $12.7 million in the same prior year period. In the second quarter of fiscal year 2003, the Company recorded a $3.9 million non-cash charge for the write-off of deferred financing costs associated with the Company's refinancing of its previous credit facility.
    In commenting on the quarterly results, David R. White, chairman, president and chief executive officer of IASIS, said, "I am pleased with another strong quarter of volume and net revenue growth. In addition, we enjoyed a record quarter from an operating cash flow standpoint. Our continued improvement in operating results is being driven, in part, by a focus on our key initiatives, which include growing profitable product lines, investing in new technologies and physician recruiting and retention."
    Net revenue for the six months ended March 31, 2003, increased 13.1% to $526.2 million compared with $465.3 million in the same period of last year. EBITDA for the first half of fiscal year 2003 increased 16.5% to $74.2 million compared with $63.7 million for the same period in fiscal 2002. Net earnings for the six months ended March 31, 2003, were $18.4 million compared with net earnings of $13.0 million in the same period of last year, excluding the cumulative effect of a change in accounting principle of $39.5 million related to the adoption of SFAS No. 142.
    Same facility net patient revenue per adjusted admission increased by 8.0% and 7.4% for the quarter and six months ended March 31, 2003, respectively, compared with the same prior year periods. Same facility hospital admissions and adjusted admissions for the quarter ended March 31, 2003, increased from the prior year period by 5.0% and 5.5%, respectively. Same facility hospital admissions and adjusted admissions for the six months ended March 31, 2003, increased from the prior year period by 6.4% and 7.5%, respectively.
    At March 31, 2003, the Company's net working capital was $82.6 million compared with $90.1 million at December 31, 2002, after the effect of the refinancing of the credit facility. Net accounts receivable increased $200,000 from $155.7 million at December 31, 2002, to $155.9 million at March 31, 2003. Days of net revenue outstanding was 57 at March 31, 2003, compared with 59 at December 31, 2002, excluding Medicare settlement accounts. Cash flows from operating activities for the quarter and six months ended March 31, 2003, were $43.8 million and $52.1 million, respectively, compared with $27.9 million and $29.5 million, respectively, in the prior year period. No amounts were outstanding under the Company's revolving credit facility at March 31, 2003, compared with $29.5 million outstanding at December 31, 2002.
    During the quarter ended March 31, 2003, the Company refinanced its senior bank credit facility. The new $475 million credit facility consists of a $125 million, five-year revolving credit facility and a $350 million, six-year term loan, with borrowing rates generally consistent with the previous credit facility. Proceeds from the new credit facility were used to refinance amounts outstanding under the Company's previous credit facility and to fund closing and other transaction related costs incurred in connection with the refinancing.
    A listen-only simulcast and 30-day replay of IASIS Healthcare Corporation's second quarter conference call will be available by clicking the "For Investors" link on the Company's website at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on May 2, 2003. A copy of the Company's Form 8-K (including the press release) will also be available on the Company's website.
    IASIS Healthcare(R) Corporation, located in Franklin, Tenn., is a leading owner and operator of acute care hospitals and develops and operates networks of medium-sized hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services to meet the needs of the markets it serves, promoting strong relationships with physicians and working with local managed care plans. Currently, IASIS Healthcare(R) owns or leases 14 hospitals with a total of 2,116 beds in service. These hospitals are located in four regions: Salt Lake City, UT; Phoenix, AZ; Tampa-St. Petersburg, FL; and three cities in Texas, including San Antonio. IASIS Healthcare(R) also operates three ambulatory surgery centers and a Medicaid managed health plan that currently serves over 60,900 members in Arizona. For more information on IASIS Healthcare(R) Corporation, please visit the Company's website at www.iasishealthcare.com.
    This press release contains forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, the discussions of our operating and growth strategy (including possible acquisitions and dispositions), projections of revenue, income or loss, and future operations. Forward-looking statements involve risks and uncertainties including, without limitation, those associated with our ability to negotiate favorable contracts with managed care plans; the highly competitive nature of the healthcare industry; possible changes in Medicare and Medicaid reimbursement levels and other federal or state healthcare reforms; future cost containment initiatives undertaken by purchasers of healthcare services; our ability to attract and retain qualified management and personnel, including physicians and nurses; our ability to service our significant indebtedness; the effect of existing and future governmental regulations, including the Balanced Budget Act of 1997, the Balanced Budget Refinement Act of 1999 and the Medicare, Medicaid and SCHIP Benefit Improvement and Protection Act of 2000; the impact of possible governmental investigations; our ability to use our information systems effectively; our limited operating history; our ability to successfully manage the risks of our Medicaid managed care plan, Health Choice; our ability to successfully complete and integrate acquisitions of other companies or facilities; general economic and business conditions; and those risks, uncertainties and other matters detailed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2002, and from time to time in our filings with the Securities and Exchange Commission.
    Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.



                     IASIS HEALTHCARE CORPORATION
    Condensed and Consolidated Statements of Operations (Unaudited)
                            (in thousands)

                              Three Months Ended   Six Months Ended
                                   March 31,           March 31,
                              ------------------  ------------------
                               2003       2002      2003     2002
                              -------   --------  --------  --------
Net revenue                   $271,436  $244,424  $526,201  $465,305

Cost and expenses:
 Salaries and benefits          94,153    80,318   182,952   158,045
 Supplies                       37,768    34,705    73,451    65,998
 Other operating expenses       78,289    73,578   155,703   143,155
 Provision for bad debts        20,154    17,591    39,865    34,365
 Interest, net                  13,131    14,036    26,448    28,539
 Depreciation
  and amortization              12,682    11,180    25,533    21,668
 Loss on debt
  extinguishment                 3,900        --     3,900        --
                              --------  --------  --------  --------

   Total costs
    and expenses               260,077   231,408   507,852   451,770
                              --------  --------  --------  --------
Earnings before gain on
 sale of assets, minority
 interests, income taxes
 and cumulative effect of
 a change in accounting
 principle                      11,359    13,016    18,349    13,535
Loss (gain) on sale
 of assets, net                     --        --      (780)        7
Minority interests                 421       301       699       524
                              --------  --------  --------  --------

Earnings before income taxes
 and cumulative effect of
 a change in accounting
 principle                      10,938    12,715    18,430    13,004
Income tax expense                  --        --        --        --
                              --------  --------  --------  --------

Net earnings before
 cumulative effect of
 a change in accounting
 principle                     $10,938   $12,715   $18,430   $13,004

Cumulative effect of a change
 in accounting principle            --        --        --   (39,497)
                              --------  --------  --------  --------

Net earnings (loss)            $10,938   $12,715   $18,430  $(26,493)
                              ========  ========  ========  ========

EBITDA (1)                     $41,072   $38,232   $74,230   $63,742
                              ========  ========  ========  ========

EBITDA margin (1)                 15.1%     15.6%     14.1%     13.7%

(1) EBITDA represents earnings before interest expense, gain on sale of assets, minority interests, income taxes, depreciation and amortization, loss on debt extinguishment and cumulative effect of change in accounting principle. Management routinely calculates and communicates EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles (GAAP), and the items excluded from EBITDA are significant components in understanding and assessing financial performance. A table reconciling EBITDA to net earnings
     (loss) is included in this press release under Supplemental Condensed and Consolidated Statements of Operations Information. EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. EBITDA, as presented, may not be comparable to similarly titled measures of other companies.


                     IASIS HEALTHCARE CORPORATION
               Condensed and Consolidated Balance Sheets
                  (in thousands except share amounts)

                                                  March 31, Sept. 30,
                                                    2003      2002
                                                  --------  --------
                                                (Unaudited)
                                ASSETS
Current assets:
 Cash and cash equivalents                          $6,362     $  --
 Accounts receivable, net of
  allowance for doubtful accounts
  of $39,095 and $34,450, respectively             155,935   154,452
 Inventories                                        23,996    23,909
 Prepaid expenses and other current assets          14,993    15,697
 Assets held for sale                               22,106    22,106
                                                  --------  --------
   Total current assets                            223,392   216,164

Property and equipment, net                        415,679   402,171
Goodwill                                           252,204   252,397
Other assets, net                                   34,459    27,751
                                                  --------  --------
   Total assets                                   $925,734  $898,483
                                                  ========  ========

                 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                  $48,543   $47,061
 Salaries and benefits payable                      23,367    21,551
 Accrued interest payable                           16,754    15,016
 Medical claims payable                             31,146    30,262
 Other accrued expenses and
  other current liabilities                         15,994    19,023
 Current portion of long-term debt
  and capital lease obligations                      5,032    26,252
                                                  --------  --------
   Total current liabilities                       140,836   159,165

Long-term debt and capital lease obligations       581,741   556,691
Other long-term liabilities                         25,691    22,347
Minority interest                                    3,490     4,736
                                                  --------  --------
   Total liabilities                               751,758   742,939


Stockholders' equity:
 Preferred stock - $0.01 par value, authorized
  5,000,000 shares; no shares issued and
  outstanding at March 31, 2003, and
  September 30, 2002                                    --        --
 Common  stock - $0.01 par  value,  authorized
  100,000,000 shares; 31,956,113 shares issued
  and 31,955,863 shares outstanding at March 31,
  2003, and September 30, 2002, respectively           320       320
 Nonvoting common stock - $0.01 par value,
  authorized 10,000,000 shares; no shares issued
  and outstanding at March 31, 2003, and
  September 30, 2002                                    --        --
 Additional paid-in capital                        450,720   450,718
 Treasury stock, at cost, 16,306,541 shares
  at March 31, 2003, and September 30, 2002       (155,300) (155,300)
 Accumulated deficit                              (121,764) (140,194)
                                                  --------  --------
   Total stockholders' equity                      173,976   155,544
                                                  --------  --------
   Total liabilities and stockholders' equity     $925,734  $898,483
                                                  ========  ========


                     IASIS HEALTHCARE CORPORATION
    Condensed and Consolidated Statements of Cash Flows (Unaudited)
                            (in thousands)

                                                   Six Months Ended
                                                       March 31,
                                                  ------------------
                                                    2003       2002
                                                  --------  --------
Cash flows from operating activities:
 Net earnings (loss)                               $18,430  $(26,493)
 Adjustments to reconcile net earnings
  to net cash provided by operating activities:
   Depreciation and amortization                    25,533    21,668
   Minority interests                                  699       524
   Cumulative effect of a change
    in accounting principle                             --    39,497
   (Gain) loss on sale of assets                      (780)        7
   Loss on debt extinguishment                       3,900        --
   Changes in operating assets
    and liabilities, net of disposals:
     Accounts receivable                            (1,340)   (6,913)
     Inventories, prepaid expenses
      and other current assets                        (916)   (5,249)
     Accounts payable and other
      accrued liabilities                            6,583     6,431
                                                  --------  --------
Net cash provided by operating activities           52,109    29,472
                                                  --------  --------

Cash flows from investing activities:
 Purchases of property and equipment               (36,520)  (16,107)
 Purchase of real estate                                --   (55,338)
 Proceeds from sales of assets                       2,863       149
 Change in other assets                             (1,732)   (2,578)
                                                  --------  --------
Net cash used in investing activities              (35,389)  (73,874)
                                                  --------  --------

Cash flows from financing activities:
 Proceeds from issuance of common stock                  2       222
 Proceeds from senior bank debt borrowings         454,100   120,300
 Payment of debt and capital leases               (453,450)  (79,673)
 Debt financing costs incurred                     (10,600)   (2,347)
 Distribution of minority interests                   (410)       --
 Other                                                  --      (156)
                                                  --------  --------
Net cash provided (used) by financing activities   (10,358)   38,346
                                                  --------  --------

Increase (decrease) in cash and cash equivalents     6,362    (6,056)
Cash and cash equivalents at beginning of period        --     6,056
                                                  --------  --------
Cash and cash equivalents at end of period          $6,362     $  --
                                                  ========  ========

Supplemental disclosure of cash flow information:
 Cash paid for interest                            $24,789   $28,937
                                                  ========  ========
 Cash paid (refunded) for income taxes, net             $6   $(1,831)
                                                  ========  ========

Supplemental schedule of noncash investing
 and financing activities:
  Capital lease obligations incurred
   to acquire equipment                             $3,278     $  --
                                                  ========  ========


                     IASIS HEALTHCARE CORPORATION
                    Segment Information (Unaudited)
                            (in thousands)

                              Three Months Ended   Six Months Ended
                                   March 31,           March 31,
                              ------------------  ------------------
                                2003      2002      2003      2002
                              --------  --------  --------  --------
Acute Care Service:
Net patient revenue           $235,802  $210,143  $455,527  $399,291
Revenue between segments        (1,625)   (1,407)   (3,533)   (2,844)
                              --------  --------  --------  --------
  Net revenue                  234,177   208,736   451,994   396,447
Salaries and benefits           92,495    79,047   179,738   155,535
Supplies                        37,663    34,608    73,224    65,801
Other operating expenses        44,905    41,002    88,880    79,892
Provision for bad debts         20,154    17,591    39,865    34,365
                              --------  --------  --------  --------
  EBITDA                        38,960    36,488    70,287    60,854
Loss on debt extinguishment      3,900        --     3,900        --
Interest expense, net           13,131    14,036    26,448    28,587
Depreciation and amortization   12,653    11,153    25,471    21,612
Loss (gain) on sale
 of assets, net                     --        --      (780)        7
                              --------  --------  --------  --------
Earnings before minority
 interests, income taxes
 and cumulative effect of
 a change in accounting
 principle                       9,276    11,299    15,248    10,648
Minority interests                 421       301       699       524
                              --------  --------  --------  --------
Earnings before income taxes
 and cumulative effect of
 a change in accounting
 principle                      $8,855   $10,998   $14,549   $10,124
                              ========  ========  ========  ========

Segment assets                $922,043  $905,098  $922,043  $905,098
                              ========  ========  ========  ========

Health Choice:
Capitation premiums and
 other payments                $37,259   $35,688    74,207   $68,858
Revenue between segments            --        --        --        --
                              --------  --------  --------  --------
  Net revenue                   37,259    35,688    74,207    68,858
Salaries and benefits            1,658     1,271     3,214     2,510
Supplies                           105        97       227       197
Other operating expenses        33,384    32,576    66,823    63,263
Provision for bad debts             --        --        --        --
                              --------  --------  --------  --------
  EBITDA                         2,112     1,744     3,943     2,888
Loss on debt extinguishment         --        --        --        --
Interest income                     --        --        --       (48)
Depreciation and
 amortization                       29        27        62        56
                              --------  --------  --------  --------
Earnings before minority
 interests, income taxes
 and cumulative effect of
 a change in accounting
 principle                       2,083     1,717     3,881     2,880
Minority interests                  --        --        --        --
                              --------  --------  --------  --------
Earnings before income taxes
 and cumulative effect of
 change in accounting
 principle                      $2,083    $1,717    $3,881    $2,880
                              ========  ========  ========  ========

Segment assets                  $3,691   $20,060    $3,691   $20,060
                              ========  ========  ========  ========


                     IASIS HEALTHCARE CORPORATION
               Financial and Operating Data (Unaudited)

                              Three Months Ended   Six Months Ended
                                   March 31,           March 31,
                              ------------------  ------------------
                                2003      2002      2003      2002
                              --------  --------  --------  --------

Number of hospitals at
 end of period                      14        14        14        14

Licensed beds at
 end of period                   2,590     2,507     2,590     2,507

Beds in service at
 end of period                   2,116     2,085     2,116     2,085

Average length of stay (days)     4.56      4.40      4.48      4.29

Occupancy rates for
 same facilities
 (average beds in service)        51.8%     48.3%     48.5%     44.2%

Admissions                      21,650    20,621    41,684    39,179

 Same facility % change            5.0%                6.4%

Adjusted admissions             35,299    33,466    69,396    64,531

 Same facility % change            5.5%                7.5%

Patient days                    98,677    90,630   186,825   168,122

Adjusted patient days          154,458   142,367   297,760   268,782

Outpatient revenue as a %
 of gross patient revenue         35.8%     36.1%     36.9%     37.5%


                     IASIS HEALTHCARE CORPORATION
          Supplemental Condensed and Consolidated Statements
                 of Operations Information (Unaudited)
                            (in thousands)

                              Three Months Ended   Six Months Ended
                                   March 31,           March 31,
                              ------------------  ------------------
                                2003      2002      2003      2002
                              --------  --------  --------  --------
Consolidated Results:
Net earnings (loss)            $10,938   $12,715   $18,430  $(26,493)
Add:
 Income tax expense                 --        --        --        --
 Interest expense, net          13,131    14,036    26,448    28,539
 Minority interests                421       301       699       524
 Loss (gain) on sale
  of assets, net                    --        --      (780)        7
 Cumulative effect of
  a change in accounting
  principle                         --        --        --    39,497
 Depreciation and
  amortization                  12,682    11,180    25,533    21,668
 Loss on debt extinguishment     3,900        --     3,900        --
                              --------  --------  --------  --------

EBITDA                         $41,072   $38,232   $74,230   $63,742
                              ========  ========  ========  ========



    CONTACT: IASIS Healthcare Corporation, Franklin
             Investor contact:
             David R. White or W. Carl Whitmer, 615/844-2747 or
             News media contact:
             Tomi Galin, 615/467-1255